EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with this quarterly report on Form 10-Q of USA Truck, Inc. (the “Company”) for the period ended June 30, 2005 (the “Report”), I, Robert M. Powell, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date July 21, 2005	/S/ ROBERT M. POWELL
Robert M. Powell
Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to USA Truck, Inc. and will be retained by USA Truck, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.